                                                                    EXHIBIT 10.2

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTTroy & GouldFinancial Printing GroupTHESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THE HOLDER OF THE SECURITIES REPRESENTED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE BRITISH COLUMBIA, (C) INSIDE BRITISH COLUMBIA IN ACCORDANCE WITH EXEMPTIONS AVAILABLE UNDER THE SECURITIES ACT (BRITISH COLUMBIA), IF AVAILABLE, OR (D) OTHERWISE, IF THE COMPANY FIRST RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THE COMPANY) STATING THAT SUCH TRANSACTION MAY BE EFFECTED IN ACCORDANCE WITH THE SECURITIES ACT (BRITISH COLUMBIA). A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY," MAY BE OBTAINED FROM U.S. STOCK TRANSFER UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO U.S. STOCK TRANSFER AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH AN EXEMPTION ORDER OF THE BRITISH COLUMBIA SECURITIES COMMISSION RELATING TO THE SECURITIES.

                              PCSUPPORT.COM, INC.

                                **  AMENDED  **
                                ---------------

                                  "A" WARRANT
                        FOR THE PURCHASE OF COMMON STOCK


1.  Issuance.  For value received, the receipt of which is hereby acknowledged
    --------
by PCSupport.com, Inc., a Nevada corporation (the "Company"), ICE Partners GmbH (the "Holder"), is hereby granted the right to purchase, at any time until June 23, 2002, (the "Expiration Date," subject to Section 6.2), ONE HUNDRED AND TWENTY FIVE THOUSAND (125,000) fully paid and nonassessable shares of the Company's common stock, par value $.001 (the "Common Stock"), at the exercise price of $1.50 per share (the "Exercise Price"), subject to adjustments as set forth in Section 6 hereof.

2.  Exercise of Warrants.
    --------------------

     2.1  Payment of Exercise Price; Cashless Exercise.  This Warrant is
          --------------------------------------------
exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. The Holder may also elect a "cashless" exercise, in which

                      X =   (M - P) * N
                            -----------
                                 M

     X is the number of shares of Common Stock to be received by the Holder upon the "cashless" exercise;

     M is the fair market value of a share of Common Stock on the date of exercise. If the stock is regularly quoted on a recognized securities market, its fair market value shall be the closing price of the Common Stock on the date of exercise; however, if no closing price is available, then the average of the high bid and low asked price on that day will be used. In the absence of an established market, the fair market value shall be determined in good faith by the Company's Board of Directors;

     P is the Exercise Price; and

     N is the number of shares submitted for cashless exercise, with the maximum number being the shares subject to this Warrant.

     2.2  Procedure for Exercise.  Upon surrender of this Warrant with the
          ----------------------
annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

3.  Reservation of Shares.  The Company hereby agrees that at all times during
    ---------------------
the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

4.  Mutilation or Loss of Warrant.  Upon receipt by the Company of evidence
    -----------------------------
satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5.  No Rights as Shareholder.  The Holder shall not, by virtue hereof, be
    ------------------------
entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6.  Effect of Certain Transactions
    ------------------------------

     6.1  Adjustments for Stock Splits, Stock Dividends Etc.  If the number of
          -------------------------------------------------
outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

     6.2  Adjustments for Reorganization, Mergers, Consolidations or Sales of
          -------------------------------------------------------------------
Assets.  If at any time there is a capital reorganization of the Common Stock
------
(other than a recapitalization, combination, or the like provided for elsewhere in this Section 6) or merger or consolidation of the Company with another corporation (other than one covered by Section 6.2(ii)), or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant (and only to the extent this Warrant is exercised), the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock, or other securities, deliverable upon the exercise of this Warrant would otherwise have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 6 (including adjustment of the Exercise Price then in effect and number of Warrant Shares purchasable upon exercise of this Warrant) which shall be applicable after such events.

7.  Transfer to Comply with the Securities Act.  This Warrant has not been
    ------------------------------------------
registered under the Securities Act of 1933, as amended, (the "Securities Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

8.  Registration Rights.
    -------------------

     8.1 The Company shall use its commercially reasonable best efforts to effect the registration of the Warrant Shares simultaneously with the registration of the other shares of Common Stock to be issued as part of the "Nasdaq Financing," as defined in the engagement letter dated as of March 21, 2000 by and between the Company and ICE Holdings North America, LLC. Unless and until the Nasdaq Financing occurs, the Company shall have no obligation whatsoever to register the Warrant Shares.

     8.2 If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its commercially reasonable best efforts to effect the registration of any Warrant Shares, the Company shall, as expeditiously as practicable:

     (a) use its commercially reasonable best efforts to cause a registration statement that registers such Warrant Shares to become and remain effective for a period of 90 days or until all of such Warrant Shares have been disposed of (if earlier) (it being understood that the Company may discontinue any registration);

     (b) furnish, at least five business days before filing a registration statement that registers such Warrant Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Holder (the "Holder's Counsel"), copies of all such documents proposed to be filed (it being understood that such five business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Holder's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

     (c) prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Warrant Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Warrant Shares (it being understood that the Company may discontinue any registration);

     (d) notify in writing the Holder's Counsel promptly (i) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

     (e) use its commercially reasonable best efforts to register or qualify such Warrant Shares under such other securities or blue sky laws of such jurisdictions as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares owned by the Holder; provided, however, that the Company will not be required to
               --------  -------
qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its bylaws or Articles of Incorporation which the Board of Directors determines to be contrary to the best interests of the Company;

     (f) furnish to the Holder such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of such Warrant Shares;

     (g) use its commercially reasonable best efforts to cause such Warrant Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder holding such Warrant Shares to consummate the disposition of such Warrant Shares;

     (h) notify the Holder on a timely basis at any time when a prospectus relating to such Warrant Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 8.2, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Holder, prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Holder agrees that he/she/it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

     (j) use its commercially reasonable best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

     (k) use its commercially reasonable best efforts to obtain from its counsel an opinion or opinions in customary form;

     (l) issue to any underwriter to which the Holder may sell shares in such offering certificates evidencing such Warrant Shares;

     (m) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to the Holder, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

     (n) use its commercially reasonable best efforts to take all other steps necessary to effect the registration of such Warrant Shares contemplated hereby.

     Each holder of the Warrant Shares, upon receipt of any notice from the Company of any event of the kind described in Section 8.2(h) hereof, shall forthwith discontinue disposition of the Warrant Shares pursuant to the registration statement covering such Warrant Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8.2(h) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Warrant Shares at the time of receipt of such notice.

9.  Notices.  Any notice or other communication required or permitted hereunder
    -------
shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

     If to the Company, to:

               PCSupport.com, Inc.
               3605 Gilmore Way
               Suite 300
               Burnaby, British Columbia, Canada
               V5G 4X5
               Attention: David W. Rowat, Vice President, and Chief Financial Officer


     With a copy to:

               Troy & Gould Professional Corporation
               1801 Century Park East, 16th Floor
               Los Angeles, CA 90067
               Attention:  Sanford J. Hillsberg, Esq.

     If to the Holder, to:

               ICE Partners GmbH,
               Kornhaustrasse 3
               9000 St. Gallen,
               Switzerland
               Attention:  Chris Woodgate

Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

10.  Supplements and Amendments; Whole Agreement.  This Warrant may be amended
     -------------------------------------------
or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

11.  Governing Law.  This Warrant shall be deemed to be a contract made under
     -------------
the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

12.  Counterparts.  This Warrant may be executed in any number of counterparts
     ------------
and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

13.  Descriptive Headings.  Descriptive headings of the several Sections of this
     --------------------
Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

14.  Assignability.  Subject to compliance with applicable laws, this Warrant or
     -------------
any part thereof may be hereafter assigned by the Holder to any accredited investor executing documents reasonably required by the Company. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

     IN WITNESS WHEREOF, PCSupport.com, Inc. has executed this Warrant dated for reference May 1, 2001.

                            PCSUPPORT.COM, INC.



                            By:    /s/ David W. Rowat
                               ----------------------------------------------

                            Name:  David W. Rowat
                            Title: Vice President and Chief Financial Officer

                         NOTICE OF EXERCISE OF WARRANT


     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of _______________________________ to purchase _____________ shares of the Common Stock of PCSupport.com, Inc., and tenders herewith payment in accordance with Section 2 of the Common Stock Purchase Warrant.

     Please deliver the stock certificate to:
     ______________________________________
     ______________________________________
     ______________________________________



Dated:_____________



By:________________


                              Payment method (check one):

                              [   ]       CASH:  $_____________________

                              or

                              [   ]       CASHLESS EXERCISE

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTTroy & GouldFinancial Printing GroupTHESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THE HOLDER OF THE SECURITIES REPRESENTED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE BRITISH COLUMBIA, (C) INSIDE BRITISH COLUMBIA IN ACCORDANCE WITH EXEMPTIONS AVAILABLE UNDER THE SECURITIES ACT (BRITISH COLUMBIA), IF AVAILABLE, OR (D) OTHERWISE, IF THE COMPANY FIRST RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THE COMPANY) STATING THAT SUCH TRANSACTION MAY BE EFFECTED IN ACCORDANCE WITH THE SECURITIES ACT (BRITISH COLUMBIA). A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY," MAY BE OBTAINED FROM U.S. STOCK TRANSFER UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO U.S. STOCK TRANSFER AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH AN EXEMPTION ORDER OF THE BRITISH COLUMBIA SECURITIES COMMISSION RELATING TO THE SECURITIES.

                              PCSUPPORT.COM, INC.

                                **  AMENDED  **
                                ---------------

                                  "B" WARRANT
                        FOR THE PURCHASE OF COMMON STOCK


     1.  Issuance.  For value received, the receipt of which is hereby
         --------
acknowledged by PCSupport.com, Inc., a Nevada corporation (the "Company"), ICE Partners GmbH (the "Holder"), is hereby granted the right to purchase, at any time until June 23, 2002, (the "Expiration Date," subject to Section 6.2), SIXTY TWO THOUSAND FIVE HUNDRED (62,500) fully paid and nonassessable shares of the Company's common stock, par value $.001 (the "Common Stock"), at the exercise price of $1.25 per share (the "Exercise Price"), subject to adjustments as set forth in Section 6 hereof.

     2.  Exercise of Warrants.
         --------------------

         2.1  Payment of Exercise Price; Cashless Exercise.  This Warrant is
              --------------------------------------------
exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. The Holder may also elect a "cashless" exercise, in which

                               X =   (M - P) * N
                                     -----------
                                          M

         X is the number of shares of Common Stock to be received by the Holder upon the "cashless" exercise;

         M is the fair market value of a share of Common Stock on the date of exercise. If the stock is regularly quoted on a recognized securities market, its fair market value shall be the closing price of the Common Stock on the date of exercise; however, if no closing price is available, then the average of the high bid and low asked price on that day will be used. In the absence of an established market, the fair market value shall be determined in good faith by the Company's Board of Directors;

         P is the Exercise Price; and

         N is the number of shares submitted for cashless exercise, with the maximum number being the shares subject to this Warrant.

         2.2  Procedure for Exercise.  Upon surrender of this Warrant with the
              ----------------------
annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

     3.  Reservation of Shares.  The Company hereby agrees that at all times
         ---------------------
during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4.  Mutilation or Loss of Warrant.  Upon receipt by the Company of evidence
         -----------------------------
satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5.  No Rights as Shareholder.  The Holder shall not, by virtue hereof, be
         ------------------------
entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     6.  Effect of Certain Transactions
         ------------------------------

         6.1  Adjustments for Stock Splits, Stock Dividends Etc.  If the
              -------------------------------------------------
number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

         6.2  Adjustments for Reorganization, Mergers, Consolidations or Sales
              ----------------------------------------------------------------
of Assets.  If at any time there is a capital reorganization of the Common Stock
---------
(other than a recapitalization, combination, or the like provided for elsewhere in this Section 6) or merger or consolidation of the Company with another corporation (other than one covered by Section 6.2(ii)), or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant (and only to the extent this Warrant is exercised), the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock, or other securities, deliverable upon the exercise of this Warrant would otherwise have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 6 (including adjustment of the Exercise Price then in effect and number of Warrant Shares purchasable upon exercise of this Warrant) which shall be applicable after such events.

     7.  Transfer to Comply with the Securities Act.  This Warrant has not been
         ------------------------------------------
registered under the Securities Act of 1933, as amended, (the "Securities Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

     8.  Registration Rights.
         -------------------

         8.1 The Company shall use its commercially reasonable best efforts to effect the registration of the Warrant Shares simultaneously with the registration of the other shares of Common Stock to be issued as part of the "Nasdaq Financing," as defined in the engagement letter dated as of March 21, 2000 by and between the Company and ICE Holdings North America, LLC. Unless and until the Nasdaq Financing occurs, the Company shall have no obligation whatsoever to register the Warrant Shares.

         8.2 If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its commercially reasonable best efforts to effect the registration of any Warrant Shares, the Company shall, as expeditiously as practicable:

     (a) use its commercially reasonable best efforts to cause a registration statement that registers such Warrant Shares to become and remain effective for a period of 90 days or until all of such Warrant Shares have been disposed of (if earlier) (it being understood that the Company may discontinue any registration);

     (b) furnish, at least five business days before filing a registration statement that registers such Warrant Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Holder (the "Holder's Counsel"), copies of all such documents proposed to be filed (it being understood that such five business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Holder's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

     (c) prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Warrant Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Warrant Shares (it being understood that the Company may discontinue any registration);

     (d) notify in writing the Holder's Counsel promptly (i) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

     (e) use its commercially reasonable best efforts to register or qualify such Warrant Shares under such other securities or blue sky laws of such jurisdictions as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares owned by the Holder; provided, however, that the Company will not be required to
               --------  -------
qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its bylaws or Articles of Incorporation which the Board of Directors determines to be contrary to the best interests of the Company;

     (f) furnish to the Holder such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of such Warrant Shares;

     (g) use its commercially reasonable best efforts to cause such Warrant Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder holding such Warrant Shares to consummate the disposition of such Warrant Shares;

     (h) notify the Holder on a timely basis at any time when a prospectus relating to such Warrant Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 8.2, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Holder, prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Holder agrees that he/she/it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

     (j) use its commercially reasonable best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

     (k) use its commercially reasonable best efforts to obtain from its counsel an opinion or opinions in customary form;

     (l) issue to any underwriter to which the Holder may sell shares in such offering certificates evidencing such Warrant Shares;

     (m) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to the Holder, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

     (n) use its commercially reasonable best efforts to take all other steps necessary to effect the registration of such Warrant Shares contemplated hereby.

     Each holder of the Warrant Shares, upon receipt of any notice from the Company of any event of the kind described in Section 8.2(h) hereof, shall forthwith discontinue disposition of the Warrant Shares pursuant to the registration statement covering such Warrant Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8.2(h) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Warrant Shares at the time of receipt of such notice.

     9.  Notices.  Any notice or other communication required or permitted
         -------
hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

          If to the Company, to:

               PCSupport.com, Inc.
               3605 Gilmore Way
               Suite 300
               Burnaby, British Columbia, Canada
               V5G 4X5
               Attention: David W. Rowat, Vice President and Chief Financial
                          Officer


          With a copy to:

               Troy & Gould Professional Corporation
               1801 Century Park East, 16th Floor
               Los Angeles, CA 90067
               Attention:  Sanford J. Hillsberg, Esq.

          If to the Holder, to:

               ICE Partners GmbH,
               Kornhaustrasse 3
               9000 St. Gallen,
               Switzerland
               Attention:  Chris Woodgate

Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

     10.  Supplements and Amendments; Whole Agreement.  This Warrant may be
          -------------------------------------------
amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

     11.  Governing Law.  This Warrant shall be deemed to be a contract made
          -------------
under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     12.  Counterparts.  This Warrant may be executed in any number of
          ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     13.  Descriptive Headings.  Descriptive headings of the several Sections
          --------------------
of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     14.  Assignability.  This Warrant or any part thereof may be hereafter
          -------------
assigned by the Holder to any accredited investor executing documents reasonably required by the Company. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.


     IN WITNESS WHEREOF, PCSupport.com, Inc. has executed this Warrant dated for reference May 1, 2001.

                            PCSUPPORT.COM, INC.



                            By: /s/ David W. Rowat
                               -------------------------------------------------

                            Name:   David W. Rowat
                            Title:   Vice President and Chief Financial Officer

                         NOTICE OF EXERCISE OF WARRANT


     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of _______________________________ to purchase _____________ shares of the Common Stock of PCSupport.com, Inc., and tenders herewith payment in accordance with Section 2 of the Common Stock Purchase Warrant.

     Please deliver the stock certificate to:
     ______________________________________
     ______________________________________
     ______________________________________



Dated:___________________



By:______________________


                              Payment method (check one):

                              [   ]       CASH:  $_____________________

                              or

                              [   ]       CASHLESS EXERCISE

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTTroy & GouldFinancial Printing GroupTHESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THE HOLDER OF THE SECURITIES REPRESENTED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE BRITISH COLUMBIA, (C) INSIDE BRITISH COLUMBIA IN ACCORDANCE WITH EXEMPTIONS AVAILABLE UNDER THE SECURITIES ACT (BRITISH COLUMBIA), IF AVAILABLE, OR (D) OTHERWISE, IF THE COMPANY FIRST RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THE COMPANY) STATING THAT SUCH TRANSACTION MAY BE EFFECTED IN ACCORDANCE WITH THE SECURITIES ACT (BRITISH COLUMBIA). A NEW CERTIFICATE BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY," MAY BE OBTAINED FROM U.S. STOCK TRANSFER UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO U.S. STOCK TRANSFER AND THE COMPANY, TO THE EFFECT THAT THE SALE OF THE SECURITIES IS BEING MADE IN COMPLIANCE WITH AN EXEMPTION ORDER OF THE BRITISH COLUMBIA SECURITIES COMMISSION RELATING TO THE SECURITIES.

                              PCSUPPORT.COM, INC.

                               **   AMENDED  **
                               ----------------

                                  "C" WARRANT
                       FOR THE PURCHASE OF COMMON STOCK


     1.  Issuance.  For value received, the receipt of which is hereby
         --------
acknowledged by PCSupport.com, Inc., a Nevada corporation (the "Company"), ICE Partners GmbH (the "Holder"), is hereby granted the right to purchase, at any time until June 23, 2002, (the "Expiration Date," subject to Section 6.2), SIXTY TWO THOUSAND FIVE HUNDRED (62,500) fully paid and nonassessable shares of the Company's common stock, par value $.001 (the "Common Stock"), at the exercise price of $1.00 per share (the "Exercise Price"), subject to adjustments as set forth in Section 6 hereof.

     2.  Exercise of Warrants.
         --------------------

         2.1  Payment of Exercise Price; Cashless Exercise.  This Warrant is
               --------------------------------------------
exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. The Holder may also elect a "cashless" exercise, in which

                               X =   (M - P) * N
                                     -----------
                                          M

         X is the number of shares of Common Stock to be received by the Holder upon the "cashless" exercise;

         M is the fair market value of a share of Common Stock on the date of exercise. If the stock is regularly quoted on a recognized securities market, its fair market value shall be the closing price of the Common Stock on the date of exercise; however, if no closing price is available, then the average of the high bid and low asked price on that day will be used. In the absence of an established market, the fair market value shall be determined in good faith by the Company's Board of Directors;

         P is the Exercise Price; and

         N is the number of shares submitted for cashless exercise, with the maximum number being the shares subject to this Warrant.

         2.2  Procedure for Exercise.  Upon surrender of this Warrant with the
              ----------------------
annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.

     3.  Reservation of Shares.  The Company hereby agrees that at all times
         ---------------------
during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4.  Mutilation or Loss of Warrant.  Upon receipt by the Company of evidence
         -----------------------------
satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5.  No Rights as Shareholder.  The Holder shall not, by virtue hereof, be
         ------------------------
entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     6.  Effect of Certain Transactions
         ------------------------------

         6.1  Adjustments for Stock Splits, Stock Dividends Etc.  If the
              -------------------------------------------------
number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

         6.2  Adjustments for Reorganization, Mergers, Consolidations or Sales
              ----------------------------------------------------------------
of Assets.  If at any time there is a capital reorganization of the Common Stock
---------
(other than a recapitalization, combination, or the like provided for elsewhere in this Section 6) or merger or consolidation of the Company with another corporation (other than one covered by Section 6.2(ii)), or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant (and only to the extent this Warrant is exercised), the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock, or other securities, deliverable upon the exercise of this Warrant would otherwise have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 6 (including adjustment of the Exercise Price then in effect and number of Warrant Shares purchasable upon exercise of this Warrant) which shall be applicable after such events.

     7.  Transfer to Comply with the Securities Act.  This Warrant has not been
         ------------------------------------------
registered under the Securities Act of 1933, as amended, (the "Securities Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

     8.  Registration Rights.
         -------------------

         8.1 The Company shall use its commercially reasonable best efforts to effect the registration of the Warrant Shares simultaneously with the registration of the other shares of Common Stock to be issued as part of the "Nasdaq Financing," as defined in the engagement letter dated as of March 21, 2000 by and between the Company and ICE Holdings North America, LLC. Unless and until the Nasdaq Financing occurs, the Company shall have no obligation whatsoever to register the Warrant Shares.

         8.2 If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its commercially reasonable best efforts to effect the registration of any Warrant Shares, the Company shall, as expeditiously as practicable:

     (a) use its commercially reasonable best efforts to cause a registration statement that registers such Warrant Shares to become and remain effective for a period of 90 days or until all of such Warrant Shares have been disposed of (if earlier) (it being understood that the Company may discontinue any registration);

     (b) furnish, at least five business days before filing a registration statement that registers such Warrant Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the Holder (the "Holder's Counsel"), copies of all such documents proposed to be filed (it being understood that such five business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Holder's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

     (c) prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Warrant Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Warrant Shares (it being understood that the Company may discontinue any registration);

     (d) notify in writing the Holder's Counsel promptly (i) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

     (e) use its commercially reasonable best efforts to register or qualify such Warrant Shares under such other securities or blue sky laws of such jurisdictions as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares owned by the Holder; provided, however, that the Company will not be required to
               --------  -------
qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its bylaws or Articles of Incorporation which the Board of Directors determines to be contrary to the best interests of the Company;

     (f) furnish to the Holder such number of copies of a summary prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of such Warrant Shares;

     (g) use its commercially reasonable best efforts to cause such Warrant Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Holder holding such Warrant Shares to consummate the disposition of such Warrant Shares;

     (h) notify the Holder on a timely basis at any time when a prospectus relating to such Warrant Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 8.2, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Holder, prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Company, make available upon reasonable notice and during normal business hours, for inspection by the Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Holder or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Holder agrees that he/she/it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

     (j) use its commercially reasonable best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

     (k) use its commercially reasonable best efforts to obtain from its counsel an opinion or opinions in customary form;

     (l) issue to any underwriter to which the Holder may sell shares in such offering certificates evidencing such Warrant Shares;

     (m) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to the Holder, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

     (n) use its commercially reasonable best efforts to take all other steps necessary to effect the registration of such Warrant Shares contemplated hereby.

     Each holder of the Warrant Shares, upon receipt of any notice from the Company of any event of the kind described in Section 8.2(h) hereof, shall forthwith discontinue disposition of the Warrant Shares pursuant to the registration statement covering such Warrant Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8.2(h) hereof, and, if so directed by the Company, such holder shall deliver to the Company all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Warrant Shares at the time of receipt of such notice.

     9.  Notices.  Any notice or other communication required or permitted
         -------
hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, or if mailed, two days after the date of deposit in the United States mails, as follows:

         If to the Company, to:

              PCSupport.com, Inc.
              3605 Gilmore Way
              Suite 300
              Burnaby, British Columbia, Canada
              V5G 4X5
              Attention:  David W. Rowat, Vice President and Chief Financial
                          Officer


         With a copy to:

              Troy & Gould Professional Corporation
              1801 Century Park East, 16th Floor
              Los Angeles, CA 90067
              Attention:  Sanford J. Hillsberg, Esq.

         If to the Holder, to:

              ICE Partners GmbH,
              Kornhaustrasse 3
              9000 St. Gallen,
              Switzerland
              Attention:  Chris Woodgate

Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

     10.  Supplements and Amendments; Whole Agreement.  This Warrant may be
          -------------------------------------------
amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

     11.  Governing Law.  This Warrant shall be deemed to be a contract made
          -------------
under the laws of the State of Nevada and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     12.  Counterparts.  This Warrant may be executed in any number of
          ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     13.  Descriptive Headings.  Descriptive headings of the several Sections
          --------------------
of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     14.  Assignability.  This Warrant or any part thereof may be hereafter
          -------------
assigned by the Holder to any accredited investor executing documents reasonably required by the Company. Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.


     IN WITNESS WHEREOF, PCSupport.com, Inc. has executed this Warrant dated for reference May 1, 2001.

                            PCSUPPORT.COM, INC.



                            By: /s/ David W. Rowat
                               -------------------------------------------------

                            Name:   David W. Rowat
                            Title:  Vice President and Chief Financial Officer

                         NOTICE OF EXERCISE OF WARRANT


     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of _______________________________ to purchase _____________ shares of the Common Stock of PCSupport.com, Inc., and tenders herewith payment in accordance with Section 2 of the Common Stock Purchase Warrant.

     Please deliver the stock certificate to:
     ______________________________________
     ______________________________________
     ______________________________________



Dated:____________________



By:_______________________


                              Payment method (check one):

                              [   ]       CASH:  $_____________________

                              or

                              [   ]       CASHLESS EXERCISE